Exhibit 10.13

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT AND JOINDER

This SECOND AMENDMENT TO CREDIT AGREEMENT AND JOINDER, dated as of August 5, 2024 (this “Amendment”), is among PhenixFIN Corporation, a Delaware corporation, as Borrower, the other Loan Parties party hereto, the Lenders party hereto, and Woodforest National Bank, as Administrative Agent.

WHEREAS, the Loan Parties, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 15, 2022 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as amended, modified and supplemented by this Amendment, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement);

WHEREAS, the Loan Parties have requested that the Lenders and the Administrative Agent increase the aggregate amount of Revolving Commitments from $62,500,000 to $87,500,000 (the “Revolving Commitment Increase”);

WHEREAS, BankUnited, N.A. (the “New Lender”) has agreed to provide a Revolving Commitment of $25,000,000 to satisfy the requested Revolving Commitment Increase, and desires to join the Credit Agreement in connection therewith;

WHEREAS, the requested Revolving Commitment Increase exceeds that which is permitted pursuant to Section 2.06 of the Existing Credit Agreement without the consent of all Lenders;

WHEREAS, the Lenders and the Administrative Agent desire to consent to the Revolving Commitment Increase and the New Lender’s Revolving Commitment on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Consent to Increase and New Lender. In accordance with Section 2.06 of the Existing Credit Agreement, (a) each Lender hereby consents to and approves the aggregate amount of Revolving Commitments exceeding $75,000,000 as contemplated herein, and (b) Agent hereby consents to and approves the New Lender becoming a Lender under the Credit Agreement and the other Loan Documents and providing its Revolving Commitment.

2. Joinder of New Lender.

(a) New Lender hereby joins the Credit Agreement and each other Loan Documents to which Lenders are a party, and hereby assumes all of the rights and obligations of a “Lender” thereunder as of and after the Amendment Effective Date but not with respect to any matter relating prior to the Amendment Effective Date.

(b) New Lender hereby agrees to provide a Revolving Commitment in the amount set forth on Commitment Schedule attached hereto.

(c) New Lender (a) represents and warrants that it (i) has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement and (ii) has received a copy of the Credit Agreement and the other Loan Documents, and copies of the most recent financial statements referred to in Section 5.01 of the Credit Agreement together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (d) agrees to perform all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a “Lender” under the Credit Agreement.

(d) Each of the parties hereto hereby acknowledges, agrees and confirms that New Lender shall from and after the Amendment Effective Date be deemed to be a “Lender” and a “Revolving Lender” for all purposes of the Credit Agreement and the other Loan Documents.

3. Amendments to Existing Credit Agreement. As of the Amendment Effective Date, subject to the terms and conditions set forth in this Amendment and in the Existing Credit Agreement, the Existing Credit Agreement is amended as follows:

(a) The definition of “Revolving Commitment” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read as follows:

“Revolving Commitment” means with respect to each Lender, the amount set forth on the Commitment Schedule opposite such Lender’s name, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9- 102(a)(70) of the New York Uniform Commercial Code) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable, as such Revolving Commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04; provided, that at no time shall the Revolving Exposure of any Lender exceed its Revolving Commitment. As of August 5, 2024, the aggregate amount of the Lenders’ Revolving Commitments is $87,500,000.

(b) Section 2.06 of the Existing Credit Agreement is hereby amended and restated to read as follows:

Section 2.06 [Section Intentionally Omitted].

(f) The Commitment Schedule to the Existing Credit Agreement is hereby amended and restated as attached hereto. On the Amendment Effective Date, the Administrative Agent, existing Lenders and New Lender shall take all necessary steps in accordance with Section 2.06(c) of the Existing Credit Agreement to cause each Lender’s portion of the outstanding Revolving Loans of all the Lenders to equal its revised Applicable Percentage of such outstanding Revolving Loans after giving effect to the Revolving Commitment Increase.

(g) Schedule 3.15 of the Existing Credit Agreement is hereby amended and restated as attached hereto.

4. Amendment to Security Agreement. As of the Amendment Effective Date, subject to the terms and conditions set forth in this Amendment and in the Existing Credit Agreement, Exhibit E (Equity) to the Security Agreement is amended to include the following entry and Borrower hereby grants to the Administrative Agent a security interest in such property to secure the performance of the Obligations:

Name of Grantor	Issuer	Number of Shares	Class of Stock	Percentage of Outstanding Shares / Interest
PhenixFIN Corporation	PhenixFIN Investment Holdings FST LLC	N/A	Membership Interest	100%

5. Conditions Precedent. This Amendment shall be effective upon the first date (such date, the “Amendment Effective Date”) that all conditions set forth in Section 4.02 of the Credit Agreement and each of the following conditions have been satisfied:

(a) the Administrative Agent shall have received each of the following (together with the schedules and exhibits thereto, if any), duly executed and delivered by each applicable Loan Party:

(i) an executed copy of this Amendment, a Revolving Note for New Lender, and such other certificates, documents, instruments and agreements as the Administrative Agent shall request in connection with the transactions contemplated by this Amendment and the other Loan Documents, all in form and substance satisfactory to the Administrative Agent (collectively, the “Amendment Documents”);

(ii) duly executed certificates from an authorized officer of each Loan Party, together with all applicable attachments, certifying as to the following:

(A) Organizational Documents. Attached thereto is a copy of each organizational document of such Loan Party (or a certification that there have been no changes to the organizational documents delivered to the Administrative Agent on the Effective Date of the Existing Credit Agreement), duly executed and delivered by each party thereto and, to the extent applicable, certified as of a recent date by the appropriate governmental official, each dated the Amendment Effective Date or a recent date prior thereto, or a certification that there have been no changes to the Organizational Documents attached to the omnibus certificates delivered to the Administrative Agent on the Effective Date;

(B) Resolutions. Attached thereto are copies of resolutions of the Board of Directors or other governing body of such Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment Effective Date as being in full force and effect without modification or amendment; and

(C) Good Standing Certificates. Attached thereto is a good standing certificate (or, if applicable, such other comparable certificate) from the applicable Governmental Authority of such Loan Party’s jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the Amendment Effective Date;

(iii) a written opinion of the Loan Parties’ counsel, addressed to the Administrative Agent and the Lenders, in form and substance satisfactory to the Administrative Agent; and

(iv) the results of a recent search of all effective UCC financing statements (or equivalent filings) made with respect to any personal or mixed property of each Loan Party in the appropriate jurisdictions, together with copies of all such filings disclosed by such search; and

(b) the Borrowers shall have paid all fees and expenses required to be paid under the Credit Agreement, including the fees and expenses of counsel to the Administrative Agent;

(c) on the Amendment Effective Date, the representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all respects on and as of such earlier date.

4. Representations and Warranties. Each Loan Party represents, warrants and certifies to the Administrative Agent and Lenders that:

(a) each Loan Party and its Subsidiaries are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization or incorporation;

(b) each Loan Party has full right, power and authority to execute and deliver this Amendment and perform their obligations hereunder and under the other Loan Documents;

(c) the execution and delivery of this Amendment by the Loan Parties and the performance by them of their respective obligations hereunder and under the Loan Documents have been duly authorized by all necessary action and do not and will not (i) violate any of the organizational documents of any Loan Party or otherwise require any approval of any stockholder, member or partner of any Loan Party, except for such approvals or consents which will be obtained on or before the Amendment Effective Date; (ii) violate any provision of any Requirement of Law, judgment, injunction, order or decree applicable to or otherwise binding on any Loan Party or Subsidiary; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party or Subsidiary (other than any Liens created pursuant to the Loan Documents); or (iv) result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties;

(d) this Amendment and the other Loan Documents are the legal, valid and binding obligations of the Loan Parties, enforceable against them in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(e) the representations and warranties contained in Article III of the Credit Agreement, and in the other Loan Documents, are true and correct in all respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;

(f) no Default or Event of Default exists immediately prior to or after the execution and delivery of this Amendment; and

(g) the Loan Parties are in compliance with the covenants contained in Section 6.12 of the Credit Agreement.

5. Reaffirmation. By its execution hereof, each Loan Party hereby expressly (a) acknowledges and agrees to the terms and conditions of this Amendment, (b) ratifies, restates, and reaffirms all of its respective Obligations, covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party (except to the extent expressly modified hereby), and (c) acknowledges that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect (except to the extent modified hereby). Except as expressly modified hereby, the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect in accordance with their respective terms. Payment of the Obligations under the Loan Documents, and any other obligations of the Loan Parties to the Lenders, presently existing or hereafter arising, remain and shall be and hereby are secured by all of the Collateral Documents. The Loan Parties ratify and confirm the provisions of the Collateral Documents, and represent and warrant that such documents continue to create first liens and first perfected security interests in the Collateral described therein.

6. Release. Each Loan Party hereby jointly and severally acknowledges and agrees that neither it nor any of its Subsidiaries has any claim or cause of action against the Administrative Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing), or any defense, set-off, objection or challenge against payment of any sums currently owing or enforcement of any terms, under or with respect to the Loans, the Credit Agreement, or the Loan Documents. Notwithstanding the foregoing, the Administrative Agent and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their respective rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby jointly, severally, fully, finally, unconditionally and irrevocably release, waive and forever discharge the Administrative Agent and the Lenders, together with their respective Affiliates and Related Funds, and each of the Related Parties of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, arising out of, connected with or related to this Amendment, the Credit Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of the Administrative Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party in connection with the Credit Agreement or the other Loan Documents, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral (collectively, the “Claims”). Each Loan Party represents and warrants that it has no knowledge of any Claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a Claim by any Releasor against any Released Party which would not be released hereby. It is the express intent of Releasors and the Released Parties that the release and discharge set forth in this Section be construed as broadly as possible in favor of the Released Parties so as to foreclose forever the assertion by any of the Releasors of any Claims against any of the Releasees. For the avoidance of doubt, the provisions in this Section 6 do not apply to the ongoing obligations of the Administrative Agent and the Lenders expressly set forth in the Loan Documents including the Commitments and obligations to make Loans as set forth therein.

7. No Novation. The parties to this Amendment intend that this Amendment shall not constitute a substitution or novation, and nothing herein contained shall be construed as a substitution or novation, of any Obligations outstanding under the Credit Agreement, any Loan Document, or any instrument securing the same, all of which shall remain in full force and effect, except as expressly modified hereby.

8. Amendment Documents as Loan Documents. Each Loan Party hereby acknowledges and agrees that this Amendment and each other Amendment Document constitutes a “Loan Document” under the Credit Agreement, and shall be subject to the terms of the Credit Agreement. Accordingly, it shall be an immediate Event of Default under the Credit Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Amendment or any other Amendment Document shall have been incorrect in any respect when made or deemed made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment or any other Amendment Document.

9. General Provisions. Sections 9.01, 9.03, 9.06, 9.07, 9.09 and 9.10 of the Existing Credit Agreement shall be incorporated herein by reference, mutatis mutandis.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

BORROWER:

PHENIXFIN CORPORATION

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

GUARANTORS:

PHENIXFIN SMALL BUSINESS FUND GP, LLC

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

PHENIXFIN SMALL BUSINESS FUND, LP

By:	PHENIXFIN SMALL BUSINESS FUND GP, LLC, its General Partner

By:	PHENIXFIN CORPORATION, its Member

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

PHENIXFIN SLF FUNDING I LLC

By: PHENIXFIN CORPORATION, its Member

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

[Loan Parties Signature Page - Second Amendment to Credit Agreement]

PHENIXFIN INVESTMENT HOLDINGS LLC

By: PHENIXFIN CORPORATION, its Member

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

PHENIXFIN INVESTMENT HOLDINGS AARLLC

By: PHENIXFIN CORPORATION, its Member

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

PHENIXFIN INVESTMENT HOLDINGS AMVESTARLLC

By: PHENIXFIN CORPORATION, its Member

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

PHENIXFIN INVESTMENT HOLDINGS OMNIVERE LLC

By: PHENIXFIN CORPORATION, its Member

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

PHENIXFIN INVESTMENTS, LLC

By: PHENIXFIN CORPORATION, its Member

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

[Loan Parties Signature Page - Second Amendment to Credit Agreement]

PHENIXFIN INVESTMENT HOLDINGS FST LLC

By:	/s/ Ellida McMillan
Name:	Ellida McMillan
Title:	Chief Financial Officer

[Loan Parties Signature Page - Second Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:

WOODFOREST NATIONAL BANK, as Administrative Agent

By:	/s/ Cameron Jones
Name:	Cameron Jones
Title:	Senior Vice President

LENDERS:

WOODFOREST NATIONAL BANK, as Administrative Agent

By:	/s/ Cameron Jones
Name:	Cameron Jones
Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

VALLEY NATIONAL BANK, as a Lender

By:	/s/ Michael Hood
Name:	Michael Hood
Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

AXIOM BANK, as a Lender

By:	/s/ T.C. Wilde
Name:	T.C. Wilde
Title:	AVP

[Signature Page to Second Amendment to Credit Agreement]

BANKUNITED, N.A., as New Lender

By:	/s/ Thomas Angley
Name:	Thomas Angley
Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

COMMITMENT SCHEDULE

(as of August 5, 2024)

Lender	Revolving Commitment	Commitment
Woodforest National Bank	$27,500,000.00	$27,500,000.00
Valley National Bank	$25,000,000.00	$25,000,000.00
BankUnited	$25,000,000.00	$25,000,000.00
Axiom Bank	$10,000,000.00	$10,000,000.00
Total	$87,500,000.00	$87,500,000.00

Schedule 3.15
CAPITALIZATION AND SUBSIDIARIES

Loan Party	Type of Entity	State of Organization	Owner	Ownership Interest / Number of Shares	Class of Ownership Interest / Shares
PhenixFIN Corporation	Corporation	Delaware	N/A	N/A	N/A
PhenixFIN Small Business Fund GP, LLC	Limited Liability Company	Delaware	PhenixFIN Corporation	100%	N/A
PhenixFIN Small Business Fund, LP	Limited Partnership	Delaware	PhenixFIN Small Business Fund GP, LLC	100%	General Parternship Interest / N/A
PhenixFIN Small Business Fund, LP	Limited Partnership	Delaware	PhenixFIN Corporation	100%	Limited Partnership Interest / N/A
PhenixFIN SLF Funding I LLC	Limited Liability Company	Delaware	PhenixFIN Corporation	100%	N/A
PhenixFIN Investment Holdings LLC	Limited Liability Company	Delaware	PhenixFIN Corporation	100%	N/A
PhenixFIN Investment Holdings AAR LLC	Limited Liability Company	Delaware	PhenixFIN Corporation	100%	N/A
PhenixFIN Investment Holdings AmveStar, LLC	Limited Liability Company	Delaware	PhenixFIN Corporation	100%	N/A
PhenixFIN Investment Holdings OmniVere LLC	Limited Liability Company	Delaware	PhenixFIN Corporation	100%	N/A
PhenixFIN Investments, LLC	Limited Liability Company	Delaware	PhenixFIN Corporation	100%	N/A
PhenixFIN Investment Holdings FST LLC	Limited Liability Company	Delaware	PhenixFIN Corporation	100%	N/A